SUMMARY PROSPECTUS 2009 Marshall Mid-Cap Value Fund	MARSHALL FUNDS December 29, 2009 (As revised April 7, 2010) Advisor Class Ticker MVEAX

Before you invest, you may want to review the Fund’s Prospectus, which contains information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.marshallfunds.com/a-reports. You can also get this information at no cost by calling 1-800-580-FUND (3863) or by sending an email request to marshallfunds.service@micorp.com or by asking your broker/dealer, investment professional or financial institution. The Fund’s Prospectus and Statement of Additional Information, both dated December 29, 2009, and Annual Report dated August 31, 2009 are incorporated by reference into this Summary Prospectus.

Investment Goal

To provide capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold Advisor Class shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Marshall Funds. More information about these and other discounts is available from your broker/dealer, investment professional or financial institution and is explained in “How to Buy Shares” beginning on page 53 and in the Fund’s Statement of Additional Information in “How to Buy Shares” on page 37.

Shareholder Fees (fees paid directly from your investment)*
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%
Redemption Fee (as a percentage of amount redeemed, for shares held less than 30 days)	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution (12b-1) Fees	None
Other Expenses	0.62%
Total Annual Fund Operating Expenses	1.37%
Fee Waiver and Expense Reimbursement(1)	0.13%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(1)	1.24%

*	A contingent deferred sales charge of 1.00% will be imposed on redemptions of certain Advisor Class shares of the Fund that were purchased without a sales charge and redeemed within 12 months of purchase.

(1)	M&I Investment Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee or reimburse expenses to the extent necessary to prevent the Advisor Class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of a Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 1.24% through December 31, 2010. The Adviser may not terminate this arrangement prior to December 31, 2010 unless the investment advisory agreement is terminated.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and/or reimburse expenses through December 31, 2010. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

1 Year	$694
3 Years	$972
5 Years	$1,270
10 Years	$2,116

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 63% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests at least 80% of its assets in value-oriented common stocks of medium-sized U.S. companies similar in size to those within the Russell Midcap Value Index. These mid-sized companies, at the time of purchase, generally have market capitalizations in the range of companies in the Russell Midcap Value Index, which as of August 31, 2009 was between $258 million and $12.3 billion. The median market capitalization of companies in the Russell Midcap Value Index as of the same period was $2.9 billion. The Adviser selects companies that exhibit traditional value characteristics, such as a price-to-earnings ratio less than the Standard & Poor’s 400® Index, higher-than-average dividend yields or a lower-than-average price-to-book value. In addition, these companies may have under-appreciated assets, or be involved in company turnarounds or corporate restructurings.

Principal Risks

The Fund cannot assure that it will achieve its investment goal. An investment in the Fund is not a deposit of M&I Marshall & Ilsley Bank or any of its affiliates and is not insured or guaranteed

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by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.

Stock Market Risks. The Fund is subject to fluctuations in the stock market, which has periods of increasing and decreasing values. Stocks are more volatile than debt securities. If the value of the Fund’s investments goes down, you may lose money.

Sector Risks. Companies with similar characteristics, such as those within the same industry, may be grouped together in broad categories called sectors. To the extent the Fund invests its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business or other developments that generally affect that sector.

Style Risks. Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market, that a stock judged to be undervalued may actually be appropriately priced, or that their prices may decline, even though in theory they are already undervalued. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks (e.g., growth stocks).

Company Size Risks. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

Management Risks. The Adviser’s judgments about the attractiveness, value and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, there is no guarantee that the investment techniques used by the Fund’s manager will produce the desired results.

Fund Performance

The bar chart and table show the historical performance of the Fund’s Advisor Class shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of an index of funds with similar investment objectives and a broad measure of market performance. Indices are unmanaged and are not available for direct investment. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. The information assumes that you reinvested all dividends and distributions. Investors may obtain updated performance information for the Fund at www.marshallfunds.com.

Annual Total Returns (calendar years 1999-2008)*

*	The bar chart does not reflect the payment of any sales charges. If these charges had been reflected, the returns shown would have been lower.

The return for the Advisor Class shares of the Fund from January 1, 2009 through September 30, 2009 was 30.88%.

During the periods shown in the bar chart for the Fund:

	Quarter Ended	Returns
Best quarter	12/31/01	19.16%
Worst quarter	12/31/08	(22.55)%

Average Annual Total Returns (reduced to reflect sales charges) through 12/31/08

	1 Year	5 Year	10 Year
Fund
Return Before Taxes	(40.79)%	(3.20)%	4.49%
Return After Taxes on Distributions	(41.41)%	(4.66)%	2.72%
Return After Taxes on Distributions and Sale of Fund Shares	(25.71)%	(2.41)%	3.55%
LMCVFI (reflects no deduction for sales charges or taxes)	(39.71)%	(1.24)%	3.95%
RMCVI (reflects no deduction for fees, expenses or taxes)	(38.44)%	0.33%	4.44%

After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. Return After Taxes on Distributions and Sale of Fund Shares may be higher than Return Before Taxes when a net capital loss occurs upon the redemption of Fund shares.

The Fund’s returns reflect fee waivers and/or expense reimbursements that were in effect during one or more of the periods presented. Absent such fee waivers and/or expense reimbursements, the returns would have been lower.

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The Lipper Mid-Cap Value Funds Index (LMCVFI) is an average of the 30 largest mutual funds in this Lipper category.

The Russell Midcap Value Index (RMCVI) measures the performance of those companies included in the Russell Midcap Index with lower price-to-book ratios and lower forecasted growth values. Those companies are also included in the Russell 1000 Value Index.

Management of the Fund

Adviser. M&I Investment Management Corp.

Portfolio Manager. Matthew B. Fahey, a Senior Vice President and a Portfolio Manager of the Adviser, has managed the Fund since June 1997 and has been employed by the Adviser since 1984.

Purchase and Sale of Fund Shares

To open an account, your first investment must be at least $1,000. An account may be opened with a smaller amount as long as the minimum is reached within 90 days. You can add to your existing Marshall Funds account directly or through the Fund’s Systematic Investment Program for as little as $50. In special circumstances, these minimums may be waived or lowered at the Fund’s discretion. Call your broker/dealer, investment professional or financial institution for any additional limitations.

You may sell (redeem) your Advisor Class shares of the Fund on any day the New York Stock Exchange is open for business in one of the following methods, depending on the elections you made in your account application:

Mail. Send a written request, indicating your name, the Fund name, your account number and the number of shares or the dollar amount you want to redeem, to: Marshall Investor Services, P.O. Box 1348, Milwaukee, WI 53201-1348.

Phone. Call 1-800-580-FUND (3863).

In Person. Bring in your written redemption request to: Marshall Investor Services, 111 East Kilbourn Avenue, Suite 200, Milwaukee, WI 53202.

Wire/Electronic Transfer. Upon written request sent to the address above under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

Marshall Funds Website. Go to www.marshallfunds.com.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains for federal income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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